EXHIBIT 10.2

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of April 14, 2009, between ONSTREAM MEDIA CORPORATION, a Florida corporation (the "Company") and ROCKRIDGE CAPITAL HOLDINGS, LLC, a limited liability company (hereinafter, the "Investor").

WHEREAS, the Investor and the Company have entered into that certain Note and Stock Purchase Agreement dated as of even date herewith (as amended and in effect from time to time, the "Purchase Agreement"), pursuant to which the Investor, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit or provide financial accommodations to the Company; and

WHEREAS, it is a condition precedent to the Investor's making any loans or otherwise extending credit or providing financial accommodations to the Company under the Purchase Agreement that the Company execute and deliver to the Investor a security agreement in substantially the form hereof; and

WHEREAS, the Company wishes to grant a security interest in favor of the Investor as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Purchase Agreement.  The term "State," as used herein, means the State of Connecticut.  All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein.  However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.  The term "Obligations," as used herein, means all of the indebtedness, obligations and liabilities of the Company to the Investor, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Purchase Agreement, any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement, and the term "Event of Default," as used herein, means as defined in the Purchase Agreement.

2.           Grant of Security Interest. The Company hereby grants to the Investor, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Investor the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):  all corporate assets, (provided that with respect to accounts receivable of the Company, including without limitation all assets related to Company’s accounts receivable, customer contracts and insurance policies on such accounts Investor is granted a security interest junior in priority to (i) Thermo Credit LLC or (ii) any successor of Thermo Credit LLC or other similar accounts receivable financing (on terms and conditions similar to Thermo Credit LLC and on terms no more materially onerous to the Company than those granted to Thermo Credit LLC), personal and fixture property of every kind and nature, including, goods (including inventory, equipment, excluding that listed on Schedule 2 and any accessions thereto), instruments (including promissory notes), documents, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles and intellectual property rights (including all payment intangibles), and all products and proceeds of the foregoing.  Regardless of the foregoing, to the extent that the terms of the loan with Thermo Credit provide a priority security interest on any of the above listed items, Investor’s security interest will be junior in priority to that claim.   The Investor acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Company's compliance with §4.7.  The Investor may retain money or funds received as proceeds from the Collateral as additional collateral, which shall become part of the "Collateral" under this agreement, and the Investor shall not be required to apply such proceeds to the secured obligations or to remit them to the Company.

3.           Authorization to File Financing Statements.  The Company hereby irrevocably authorizes the Investor at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as described in paragraph 2 and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdictions for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Company is an organization, the type of organization and any organizational identification number issued to the Company and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Company agrees to furnish any such information to the Investor promptly upon the Investor's request.  The Company also ratifies its authorization for the Investor to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4.           Other Actions.  Further to insure the attachment, perfection and priority of, and the ability of the Investor to enforce, the Investor's security interest in the Collateral, the Company agrees, in each case at the Company's expense, at the Investor's option, to take any and all other actions as the Investor may determine to be necessary or useful for the attachment, perfection and priority of, and the ability of the Investor to enforce, the Investor's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Company's signature thereon is required therefor, (b) causing the Investor's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Investor to enforce, the Investor's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Investor to enforce, the Investor's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Investor, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Investor, (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Investor to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction; and (g) obtaining control agreements, bailee acknowledgements, non-offset letters and warehouse man waivers in form and substance satisfactory to the Investor and subject to the rights of Thermo Credit LLC and any successor thereof.

5.           Reserved.

6.           Representations and Warranties Concerning Company's Legal Status. The Company represents and warrants to the Investor as follows:  (a) the Company's exact legal name is that indicated on the signature page hereof, (b) the Company is an organization of the type, and is organized in the jurisdiction, set forth on the Perfection Certificate dated April 14, 2009, substantially in the form attached hereto as Exhibit 1 (the “Perfection Certificate), (c) the Perfection Certificate accurately sets forth the organizational identification number or accurately states that the Company has none, (d) the Perfection Certificate accurately sets forth the Company's place of business or, if more than one, its chief executive office, as well as the Company's mailing address, if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete.

7.           Covenants Concerning Company's Legal Status.  The Company covenants with the Investor as follows:  (a) without providing at least 15 days prior written notice to the Investor, the Company will not change its name, its principal place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company will promptly notify the Investor of such organizational identification number, and (c) the Company will not change its type of organization, jurisdiction of organization or other legal structure.

8.           Representations and Warranties Concerning Collateral Etc.  The Company further represents and warrants to the Investor as follows:  (a) the Company is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement, disclosed in the Purchase Agreement and Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in §9-102(a)(34) of the Uniform Commercial Code of the State, (c) the Company holds no commercial tort claim except as indicated on the Perfection Certificate, (d) the Company to its knowledge, currently operates its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and to its knowledge with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (e) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

9.           Covenants Concerning Collateral, Etc.  The Company further covenants with the Investor as follows:  (a) the Collateral, to the extent not delivered to the Investor pursuant to §4, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Investor, (b) except for the security interest herein granted and Permitted Liens, the Company shall be the owner of or have other rights in or power to transfer the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Investor, (c) the Company shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than the Investor except for Permitted Liens, (d) the Company will keep the Collateral in good order and repair, with reasonable wear and tear accepted,  and will not use the same in violation of law or any policy of insurance thereon, (e) the Company will permit the Investor, or its designee, to inspect the Collateral during regular business hours wherever located, (f) the Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, other than those being contested in good faith (g) the Company will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances other than those violations that will not have a material adverse effect on the Company, (h) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases of inventory and licenses of general intangibles in the ordinary course of business and (ii) so long as no Event of Default has occurred and is continuing, dispositions permitted by the Purchase Agreement and consistence with past practices, (i) the Company shall not file a correction statement relating to the Collateral or to any financing statement or fixture filing filed by the Investor without the Investor’s prior written consent, (j) if the Company is a corporation, limited liability company, limited partnership or other registered organization the Company shall, at its expense, furnish to Investor a certified copy of the Company’s organization documents verifying its correct legal name or, at Investor’s election, shall permit the Investor to obtain such certified copy at the Company’s expense; and (k) from time to time, at Investor’s election, the Investor may obtain a certified copy of the Company’s organization documents and a search of such Uniform Commercial Code filing offices as it shall deem appropriate, at the Company’s expense, to verify the Company’s compliance with the terms of this Agreement.

10.           Insurance.

10.1.        Maintenance of Insurance.  The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas.   Such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Investor.  In addition, all such insurance shall be payable to the Investor as loss payee under a "standard" or "New York" loss payee clause.  Without limiting the foregoing, the Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance.

10.2.        Continuation of Insurance.  The Company shall provide Investor with at least 30 days prior written notice prior to the Company’s cancellation of any insurance policy and shall provide Investor with any notices of cancellation delivered by the insurance providers within 5 days of receipt of such notice.  In the event of failure by the Company to provide and maintain insurance as herein provided, the Investor may, at its option, provide such insurance and charge the amount thereof to the Company.  The Company shall furnish the Investor with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.  Such insurance maintained by the Company shall include, without limitation, insurance coverage on Collateral in the possession of the Investor or its agent or contractor.

11.           Collateral Protection Expenses:  Preservation of Collateral.

11.1.        Expenses Incurred by Investor.  In the Investor's discretion after 5 days prior notice to the Company, if the Company fails to do so, the Investor may discharge taxes not paid and not being contested in good faith and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto, maintain any of the Collateral, and pay any necessary filing fees or insurance premiums.  The Company agrees to reimburse the Investor on demand for all expenditures so made.  The Investor shall have no obligation to the Company to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

11.2.        Investor's Obligations and Duties.  Anything herein to the contrary notwithstanding, the Company shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder subject to the business judgment of the Company’s officers and directors acting in good faith.  The Investor shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Investor of any payment relating to any of the Collateral, nor shall the Investor be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Investor in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Investor or to which the Investor may be entitled at any time or times.  The Investor's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Investor deals with similar property for its own account.

12.           Securities and Deposits.  The Investor may at any time following the occurrence and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations.  The Investor may following the occurrence and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral.  Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Investor to the Company may at any time be applied to or set off against any of the Obligations then due and owing.

13.           Notification to Account Debtors and Other Persons Obligated on Collateral.  If an Event of Default shall have occurred and be continuing, the Company shall, at the request and option of the Investor and subject to the rights of Thermo Credit LLC, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Investor in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Investor or to any financial institution designated by the Investor as the Investor's agent therefor, and the Investor may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and other persons obligated on Collateral.  After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Company as trustee for the Investor without commingling the same with other funds of the Company and shall turn the same over to the Investor in the identical form received, together with any necessary endorsements or assignments.  The Investor shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Investor to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

14.           Power of Attorney.

14.1.        Appointment and Powers of Investor.  The Company hereby irrevocably constitutes and appoints the Investor and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Investor's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

(a)           upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Investor were the absolute owner thereof for all purposes, and to do, at the Company's expense, at any time, or from time to time, all acts and things which the Investor deems necessary or useful to protect, preserve or realize upon the Collateral and the Investor's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Investor so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)           to the extent that the Company's authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Investor may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

(c)           In the event that any other security interest or lien attaches to the Collateral, other than the security interest to the Investor, the Company hereby grants to Investor a power of attorney to, in the name of the Company, request and to enforce any right of the Company to obtain accountings and information from such other secured party or lienor relating to the obligations secured and collateral securing such security interest or lien, which power, being coupled with an interest, shall not be revocable by the Company.  The Company agrees to pay or reimburse Investor upon demand for any charges resulting from such requests for information.

14.2.        Ratification by Company.  To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof absent bad faith, willful misconduct or gross negligence.  This power of attorney is a power coupled with an interest and is irrevocable.

14.3.        No Duty on Investor.  The powers conferred on the Investor hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Investor shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Investor's own gross negligence or willful misconduct.

15.           Rights and Remedies.  If an Event of Default shall have occurred and be continuing, the Investor, without any other notice to or demand upon the Company, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and of such jurisdiction and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Investor may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom.  The Investor may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's principal office(s) or at such other locations as the Investor may reasonably designate.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Investor shall give to the Company at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Company hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice.  In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Investor’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

16.           Standards for Exercising Rights and Remedies.  To the extent that applicable law imposes duties on the Investor to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Investor (a) to fail to incur expenses reasonably deemed significant by the Investor to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Investor against risks of loss, collection or disposition of Collateral or to provide to the Investor a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Investor, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Investor in the collection or disposition of any of the Collateral.  The Company acknowledges that the purpose of this §16 is to provide non-exhaustive indications of what actions or omissions by the Investor would fulfill the Investor's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Investor's exercise of remedies against the Collateral and that other actions or omissions by the Investor shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this §16.  Without limitation upon the foregoing, nothing contained in this §16 shall be construed to grant any rights to the Company or to impose any duties on the Investor that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §16.

17.           No Waiver by Investor, etc.  The Investor shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Investor.  No delay or omission on the part of the Investor in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.  All rights and remedies of the Investor with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Investor deems expedient.

18.           Suretyship Waivers by Company.  The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Investor may deem advisable.  The Investor shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §11.2.  The Company further waives any and all other suretyship defenses.

19.           Marshalling.  The Investor shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Investor's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

20.           Proceeds of Dispositions; Expenses.  The Company shall pay to the Investor on demand amounts equal to any and all expenses, including, without limitation, attorneys' fees and disbursements, incurred or paid by the Investor in protecting, preserving or enforcing the Investor's rights and remedies under or in respect of any of the Obligations or any of the Collateral.  After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Investor may determine or in such order or preference as is provided in the Purchase Agreement, proper allowance and provision being made for any Obligations not then due.  Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Company.  In the absence of final payment and satisfaction in full of all of the Obligations, the Company shall remain liable for any deficiency.

21.           Overdue Amounts.  Until paid, all amounts due and payable by the Company hereunder including under Section 11.1 shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest if an event of default exists and is continuing at the default rate of interest set forth in the Purchase Agreement.

22.           Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE.  The Company agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in the Purchase Agreement.  The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

23.           Waiver of Jury Trial.  THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS.  Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  The Company (i) certifies that neither the Investor nor any representative, agent or attorney of the Investor has represented, expressly or otherwise, that the Investor would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (ii) acknowledges that, in entering into the Purchase Agreement and the other Financing Documents to which the Investor is a party, the Investor is relying upon, among other things, the waivers and certifications contained in this §23.

24.           Prejudgment Remedy Waiver. THE COMPANY HEREBY (I) ACKNOWLEDGES THAT THIS AGREEMENT IS PART OF A COMMERCIAL TRANSACTION AND (II) TO THE EXTENT PERMITTED BY ANY STATE OR FEDERAL LAW (INCLUDING, BUT NOT LIMITED TO CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES), WAIVES ANY RIGHT IT MAY HAVE TO PRIOR NOTICE OF AND A HEARING ON THE RIGHT OF THE INVESTOR, ITS SUCCESSORS OR ASSIGNS TO ANY REMEDY OR COMBINATION OF REMEDIES THAT ENABLES THE INVESTOR, ITS SUCCESSORS OR ASSIGNS, BY WAY OF ATTACHMENT, FOREIGN ATTACHMENT, GARNISHMENT OR REPLEVIN TO DEPRIVE THE COMPANY OF ITS PROPERTY AT ANY TIME PRIOR TO FINAL JUDGMENT IN ANY LITIGATION INSTITUTED IN CONNECTION WITH THIS AGREEMENT AND ANY TRANSACTIONS SECURED HEREBY, AND FURTHER WAIVES ALL RIGHTS TO REQUEST THAT THE INVESTOR POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE COMPANY AGAINST DAMAGES THAT MAY BE CAUSED BY ANY SUCH REMEDY OR REMEDIES.

25.           Electronic Self-Help Authorization:  Upon and after an Event of Default, the Investor shall have, in addition to all other rights and remedies contained in this Agreement, (which the Company, and, by becoming bound by the Obligations or this Agreement, all other Obligors, guarantors and any new debtors accept and agree upon), the right to locate, disable or to take possession of the Collateral by electronic, digital, magnetic or wireless optical electromagnetic or similar means after giving any notices required under applicable law.

26.           Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Investor and its successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  The Company acknowledges receipt of a copy of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

ONSTREAM MEDIA CORPORATION

By:	/s/ Randy S. Selman
Name:	Randy S. Selman
Title:	President and Chief Executive Officer

Accepted:

ROCKRIDGE CAPITAL HOLDINGS, LLC

By:	/s/ David Friedman
Name:	David Friedman
Title:	Managing Director